UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(855) 766-9463

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Amaze Holdings, Inc. (f/k/a Fresh Vine Wine, Inc.) (the “Company”) on February 12, 2024, as amended on February 13, 2025, the Company entered into a securities purchase agreement (the “Original Purchase Agreement”) with three accredited investors, pursuant to which the Company issued and sold $1,650,000 aggregate principal amount of secured original issue discount notes (“Notes”) and 270,833 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in a private placement. Under the Original Purchase Agreement, the investors have the right to purchase an additional $1,650,000 aggregate principal amount of Notes at a subsequent closing.

On April 11, 2025, the Company and the three accredited investors entered into an Amended and Restated Securities Purchase Agreement (the “Amended Purchase Agreement”). On April 14 and April 15, 2025, the Company closed on the sale of an additional $1,100,000 aggregate principal amount of Notes. The Notes were issued with original issuance discount of $100,000, resulting in gross proceeds of $1,000,000 to the Company. The Company intends to use the proceeds for working capital and general corporate purposes.

The Notes contain the same terms as the Notes issued on February 6, 2025, except that $825,000 aggregate principal amount of Notes mature on January 14, 2026 and $275,000 aggregate principal amount of Notes mature on January 15, 2026. The Notes are secured by certain accounts and notes receivable of the Company pursuant to a pledge agreement that was entered into in connection with the issuance of the Notes in February 2025 (the “Pledge Agreement”), which was previously filed as Exhibit 10.3 to the Current Report on Form 8-K/A filed on February 13, 2025.

Under the terms of the Amended Purchase Agreement (and the Original Purchase Agreement), the Company agreed not to effect or enter into any agreement to effect any issuance of equity securities or Convertible Securities involving a Variable Rate Transaction (as defined in the Amended Purchase Agreement), for so long as any Notes are outstanding. The Company granted the investors the right to participate on a pro rata basis in certain future issuances of Common Stock or other securities of the Company at any time on or prior to the second anniversary of the closing date. In addition, if, any time until the Notes are no longer outstanding, the Company proposes to offer and sell securities in a Subsequent Financing (as defined in the Amended Purchase Agreement), each investor may elect, in its sole discretion, to exchange all or a portion of such investor’s Note for securities of the same type issued in such Subsequent Financing, on the same terms and conditions as the Subsequent Financing, based on 110% the principal amount of the Note then outstanding.

The foregoing description of the Amended Purchase Agreement, the form of Note and the Pledge Agreement is qualified in its entirety by reference to the full text of such documents, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance

Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 and Item 8.01 is incorporated herein by reference. The securities, including the shares of Common Stock issuable upon conversion or exercise of the Series C Preferred Stock and Warrants, were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities. The securities offered and sold in the private placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 8.01 Other Events.

As previously reported in the Current Report on Form 8-K filed on March 31, 2025, the Company entered into securities purchase agreements (the “Series C Purchase Agreement”) with certain purchasers pursuant to which the Company sold a total of 5,650 shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), at a purchase price of $100.00 per share, plus warrants (the “Warrants”) to purchase Common Stock at an exercise price of $0.75, with 100% warrant coverage.

As of April 15, 2025, the Company has entered into Series C Purchase Agreements with certain purchasers for the issuance and sale of an additional 2,050 shares of Series C Preferred Stock at a purchase price of $100.00 per share, plus warrants to purchase 410,000 shares of Common Stock. The Company received gross proceeds of $205,000 and intends to use such proceeds for working capital and general corporate purposes.

The description of the form of Series C Purchase Agreement, the Certificate of Designation of the Series C Preferred Stock and form of Warrant is set forth in the Company’s Current Report on Form 8-K filed on March 31, 2025 and is qualified in its entirety by reference to the full text of such documents, copies of which are attached as exhibits thereto and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1

Certificate of Designation of Preferences, Rights, and Limitations of Series C Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed on March 31, 2025)
10.1	Amended and Restated Securities Purchase Agreement dated as of April 11, 2025 by and among Fresh Vine Wine, Inc. and each of the investors listed therein.
10.2	Form of Secured Original Issue Discount Promissory Note (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K/A filed on February 13, 2025)
10.3	Pledge Agreement dated as of February 6, 2025 by and between Fresh Vine Wine, Inc. and each of the investors listed therein (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K/A filed on February 13, 2025)
10.4	Form of Securities Purchase Agreement (Series C Preferred Stock) (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on March 31, 2025)
10.5	Form of Warrant (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on March 31, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Michael Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer